SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2008 (August 18, 2008)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                (a)                  On August 18, 2008, Daniel M. Rifkin tendered his resignation as a director of Steel Dynamics, Inc., effective as of that date.

                Previously, on June 16, 2008, Steel Dynamics filed its Current Report on Form 8-K, reporting on Mr. Rifkin’s resignation as an officer and employee of the Company, effective at the end of that month.  Mr. Rifkin’s reasons for his resignation as an officer and employee were described in the June 16, 2008 Current Report on Form 8-K under Item 5.02(b).  At that time, Mr. Rifkin remained a director of the Company.

                Mr. Rifkin’s August 18, 2008 resignation as a director was not accompanied by any explanation for his resignation and the Company is aware of none.

                Mr. Rifkin, as a non-independent director, was not a member of any of the Company’s board committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: August 22, 2008	By:	Theresa E. Wagler
	Title:	Chief Financial Officer